Exhibit 99.1

FOR IMMEDIATE RELEASE

SEACOR HOLDINGS ANNOUNCES TAKE private transaction with AMERICAN INDUSTRIAL PARTNERS Valuing the company at Approximately $1 Billion

Fort Lauderdale, FL, December 7, 2020. SEACOR Holdings Inc. (NYSE:CKH) (“SEACOR” or the “Company”) today announced that it has entered into a definitive agreement with an affiliate of American Industrial Partners (“AIP”), a New York-based private equity firm that focuses on buying, improving, and growing industrial businesses, to take the company private. The all-cash transaction is valued at approximately $1 billion, including net debt.

Under the terms of the agreement, AIP will commence a tender offer to acquire all outstanding shares of SEACOR for $41.50 per share in cash. This per share purchase price represents a premium of approximately 14% to the Company’s closing stock price on December 4, 2020, the last trading day prior to today’s announcement, and a premium of approximately 31% over the 90-calendar day volume weighted average price. The agreement was approved by SEACOR’s board of directors and they recommend that SEACOR stockholders tender their shares in the offer.

“This transaction is an exciting next step for SEACOR, delivering stockholders an immediate and meaningful premium for their shares and providing the Company with access to additional growth capital and financial flexibility,” said Charles Fabrikant, Executive Chairman and Chief Executive Officer of SEACOR. “AIP is an ideal partner for SEACOR that recognizes the value of its unique, diversified platform and management looks forward to leveraging their investment and operational expertise in pursuing industry consolidation and other growth opportunities across all our businesses. AIP has demonstrated success investing in and growing industrial, services, and marine businesses, and I am confident our employees and customers will greatly benefit from this partnership.”

"We are thrilled to partner with SEACOR’s talented management team and welcome its family of businesses and employees into the American Industrial Partners portfolio,” said Jason Perri, Partner of AIP. “SEACOR has demonstrated a unique combination of proven investment acumen and a track record as a first-class operator of businesses across various end markets, including the Jones Act marine space. These attributes align perfectly with AIP’s core skill sets and mission, and we are excited to help usher SEACOR into its next phase of growth.”

The closing of the tender offer will be subject to certain conditions, including the tender of shares representing at least two-thirds of the total number of SEACOR’s outstanding shares, the expiration or termination of the antitrust waiting period, and other customary conditions. Following the successful completion of the tender offer, AIP will acquire all remaining shares not tendered in the tender offer through a second-step merger at the same price. The proposed transaction is expected to close by the end of the first quarter of 2021. Following the closing of the transaction, Charles Fabrikant will step down from his executive positions and Eric Fabrikant, SEACOR’s current Chief Operating Officer, will assume the role of Chief Executive Officer.

Charles Fabrikant continued, “It has been an honor to work with a talented group of associates. I believe that SEACOR is well positioned to reach its next phase of growth under the leadership of Eric and the rest of the senior team, working in partnership with AIP.”

Foros acted as financial advisor to SEACOR. Milbank LLP acted as legal advisor to SEACOR and Ropes & Gray LLP acted as legal advisor to AIP.

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About SEACOR Holdings

SEACOR Holdings Inc. is a diversified holding company with interests in domestic and international transportation and logistics, crisis and emergency management, and clean fuel and power solutions. SEACOR is publicly traded on the New York Stock Exchange under the symbol CKH.

About American Industrial Partners

American Industrial Partners is an operationally oriented private equity firm that makes control investments in industrial businesses serving domestic and global markets. The firm has deep roots in the industrial economy and has been active in private equity investing since 1989. To date, AIP has completed over 100 transactions and currently has more than $7 billion of assets under management on behalf of leading pension, endowment and financial institutions. For more information on AIP, visit www.americanindustrial.com.

Additional Information and Where to Find It

The tender offer described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for any tender offer materials that AIP (or an entity AIP controls) or the Company will file with the United States Securities and Exchange Commission (the “SEC”). A solicitation and an offer to buy shares of the Company will be made only pursuant to an offer to purchase and related materials that AIP (or an entity AIP controls) intends to file with the SEC. At the time the tender offer is commenced, AIP (or an entity AIP controls) will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting the Company. Free copies of these materials and certain other offering documents will be made available by the Company upon request by mail to SEACOR Holdings Inc., 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, FL 33316, attention: Investor Relations, or by phone at 1-954-523-2200, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by the Company will be available free of charge under the “Investors” section of the Company’s internet website at seacorholdings.com. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this communication as well as in other reports, materials and oral statements that the Company releases from time to time constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements, including statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including customers; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) risks relating to the COVID-19 pandemic, including the volatility the pandemic has caused in the capital markets and the effects it has had and could continue to have on the global economy and (x) various other matters and factors discussed in Item 1A (Risk Factors) of the Company’s Annual report on Form 10-K and other reports filed by the Company with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Media Contact

Stephen Pettibone / Mike DeGraff

Sard Verbinnen & Co.

SEACOR-SVC@sardverb.com